UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2013

ARK RESTAURANTS CORP.
(Exact name of registrant as specified in its charter)

New York	1-09453	13-3156768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Fifth Avenue
New York, New York 10003

(Address of principal executive offices, with zip code)

Registrant’s telephone number, including area code: (212) 206-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On November 22, 2013, Ark Restaurants Corp. (the “Company”), through a wholly-owned subsidiary, Ark Rustic Inn LLC, entered into an Asset Purchase Agreement with W and O, Inc. to purchase the Rustic Inn Crab House, a restaurant and bar in Dania Beach, Florida. The purchase price is $7,500,000 plus allocated inventory. The acquisition is scheduled to close on or before February 28, 2014, subject to the Company’s satisfactory completion of due diligence, including current financial statements, execution of employment and non-competition agreements, Florida Liquor Authority approval and customary closing conditions.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1.	Asset Purchase Agreement dated as of November 22, 2013 by and between W and O, Inc. and Ark Rustic Inn LLC.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARK RESTAURANTS CORP.

/s/ Michael Weinstein
By:	Name: Michael Weinstein
Title: Chief Executive Officer

Date: November 26, 2013

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